UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2018

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited 94 Solaris Avenue, Camana Bay Grand Cayman KY1-1108 Cayman Islands
(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On July 27, 2018, BeiGene, Ltd. (the “Company”) announced a proposed underwritten global offering (the “Offering”) of 65,600,000 of its ordinary shares, par value $0.0001 per share (the “Shares”), comprised of (i) 5,904,000 Shares (subject to reallocation) (the “Hong Kong Shares”) for subscription by the public in Hong Kong (the “Hong Kong Offering”), representing 9% of the total number of Shares initially available under the Offering, and (ii) 59,696,000 Shares (subject to reallocation and the joint global coordinators’ option to purchase additional ordinary shares mentioned below) (the “Global Shares”) inside and outside of the United States (the “Global Offering”), representing 91% of the Shares offered in the Offering.

The public offering price of the Shares is expected to be between HK$94.40 and HK$111.60 per Share, or between approximately US$12.03 and US$14.22 per Share based on an assumed exchanged rate of HK$7.8491 to US$1.00, subject to final determination prior to the completion of the Offering.  In addition, the Company has granted to the joint global coordinators in the Offering a 30-day option to purchase up to 9,840,000 additional Shares.

The Hong Kong Offering will be made pursuant to a Form A1 listing application with The Stock Exchange of Hong Kong Limited (the “SEHK”), in which the Company has applied to list its ordinary shares on the SEHK under the stock code “06160”. The Global Offering will be made pursuant to an automatically effective shelf registration statement that was filed with the U.S. Securities and Exchange Commission (“SEC”) on May 26, 2017. A preliminary prospectus supplement relating to and describing the terms of the Offering was filed with the SEC on July 27, 2018. The Offering is expected to close on August 8, 2018, subject to customary closing conditions. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

The Company’s American Depositary Shares, or ADSs, are currently listed on the NASDAQ Global Select Market, or NASDAQ, under the symbol “BGNE.” Each ADS represents 13 ordinary shares. Following the Offering, the Company’s securities will be dual listed, with its ordinary shares and ADSs listed on the SEHK and the NASDAQ, respectively.

In connection with the Hong Kong Offering, on July 27, 2018 the Company entered into an Underwriting Agreement (the “Hong Kong Underwriting Agreement”) with Morgan Stanley Asia Limited; Goldman Sachs (Asia) L.L.C.; Credit Suisse (Hong Kong) Limited; CLSA Limited; China International Corporation Hong Kong Securities Limited; Deutsche Bank AG, Hong Kong Branch; UBS AG Hong Kong Branch; and China Renaissance Securities (Hong Kong) Limited (collectively, the “Hong Kong Underwriters”).  In the Hong Kong Underwriting Agreement, the Company makes certain customary representations, warranties and covenants and also agrees to indemnify the Hong Kong Underwriters against certain liabilities.

The foregoing description of certain terms of the Hong Kong Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Hong Kong Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

The representations and warranties and other statements in the Hong Kong Underwriting Agreement (1) speak only as to the date on which they were made, and may be modified or qualified by disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (2) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors. Moreover, it was advised that information concerning the subject matter of the representations and warranties and other statements made in the Hong Kong Underwriting Agreement would likely change after the execution date of such agreement, and subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely upon representations and warranties and other statements in the Hong Kong Underwriting Agreement as factual characterizations of the actual state of affairs of the Company. Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 8.01                                           Other Events.

On July 27, 2018, the Company issued a press release announcing the Offering and the proposed listing of the Shares on the SEHK. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

This communication is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01              Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
1.1

Hong Kong Underwriting Agreement, dated as of July 27, 2018, by and among the Company; Morgan Stanley Asia Limited; Goldman Sachs (Asia) L.L.C.; Credit Suisse (Hong Kong) Limited; CLSA Limited; China International Corporation Hong Kong Securities Limited; Deutsche Bank AG, Hong Kong Branch; UBS AG Hong Kong Branch; and China Renaissance Securities (Hong Kong) Limited

99.1	Press Release issued on July 27, 2018

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished herewith contain forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein and therein which do not describe historical facts, including, among others, statements relating to the Company’s expectations regarding the pricing and completion of the Offering; the Company’s expectations with respect to granting the joint global coordinators a 30-day option to purchase additional Shares or the joint global coordinators’ exercise of the same; and statements in the materials filed herewith identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the pricing of the Offering will not occur, that the closing conditions will not be met and/or that the parties will be unable to consummate the proposed Offering on the anticipated terms or at all; (2) market conditions; (3) that the Offering expenses will be more than planned; (4) that the Company or the Hong Kong Underwriters will fail to fully perform their respective obligations under the Hong Kong Underwriting Agreement; and (5) other risks identified in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and subsequent filings with the SEC, including the Company’s Current Report on Form 8-K filed on July 24, 2018. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

*    *    *

Exhibit Index

Exhibit No.	Description
1.1

Hong Kong Underwriting Agreement, dated as of July 27, 2018, by and among the Company; Morgan Stanley Asia Limited; Goldman Sachs (Asia) L.L.C.; Credit Suisse (Hong Kong) Limited; CLSA Limited; China International Corporation Hong Kong Securities Limited; Deutsche Bank AG, Hong Kong Branch; UBS AG Hong Kong Branch; and China Renaissance Securities (Hong Kong) Limited

99.1	Press Release issued on July 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2018	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel